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                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 12, 1999
                                                          --------------

                       MidAmerican Energy Holdings Company
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

Iowa                             1-9874                      94-2213782
----                             ------                      ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


               666 Grand Avenue, Des Moines, Iowa           50309
               --------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

       Registrant's Telephone Number, including area code: (515) 242-4000
                                                           --------------



                                       N/A
                                ----------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

     On March 12, 1999 (the "Effective Date"), in order to effect a change in its state of incorporation, CalEnergy Company, Inc., a Delaware corporation ("CalEnergy"), merged with and into its wholly owned subsidiary Maverick Reincorporation Sub, Inc., an Iowa corporation (the "Registrant"), which was the surviving corporation in the merger. This reincorporation (the "Reincorporation") was effected in connection with the Registrant's acquisition of MidAmerican Energy Holdings Company, which was also consummated on the Effective Date. In connection with the Reincorporation, the Registrant changed its name to "MidAmerican Energy Holdings Company." The Reincorporation was approved by CalEnergy's stockholders on October 30, 1998.

     As a result of the Reincorporation, each issued and outstanding share of CalEnergy common stock, par value $.0675 per share ("CalEnergy Common Stock"), was automatically converted into one share of Registrant common stock, no par value ("Registrant Common Stock"). Outstanding options to purchase shares of CalEnergy Common Stock were automatically converted into options to purchase the same number of shares of Registrant Common Stock. Each employee stock plan and any other employee benefit plan to which CalEnergy was a party, were assumed by the Registrant and, to the extent any such plans provided for the issuance or purchase of CalEnergy Common Stock, such plans now provide for the issuance or purchase of shares of Registrant Common Stock. Provision has also been made whereby all outstanding CalEnergy-obligated mandatorily redeemable convertible preferred securities issued by CalEnergy Capital Trust I, CalEnergy Capital Trust II and CalEnergy Capital Trust III, which were convertible into shares of CalEnergy Common Stock, are now convertible into the same number of shares of Registrant Common Stock. Also, in connection with the Reincorporation, the Registrant adopted a Shareholder Rights Plan with terms and conditions that are substantially the same as those in the previous CalEnergy shareholder rights plan.

     It is not necessary for shareholders to exchange their existing CalEnergy stock certificates for new stock certificates of the Registrant. Shares of CalEnergy Common Stock, traded under the symbol "CE" on the New York Stock Exchange, Pacific Stock Exchange and London Stock Exchange prior to the Reincorporation, will be traded under the new symbol "MEC" as Registrant Common Stock. Delivery of existing CalEnergy stock certificates will constitute "good delivery" of Registrant Common Stock.

     The foregoing description of the Reincorporation is not intended to be complete and is qualified in its entirety by the complete texts of (i) the Agreement and Plan of Merger, dated as of August 11, 1998, by and among CalEnergy, MAVH Inc., the Registrant and MidAmerican Energy Holdings Company,
(ii) the Agreement and Plan of Merger, dated as of March 12, 1999, by and between CalEnergy and the Registrant, (iii) Registrant's Amended and Restated Articles of Incorporation and By-Laws and Articles of Amendment and (iv) the section entitled "Additional Information Relating to Reincorporation" included in CalEnergy's definitive Proxy Statement dated September 25, 1998 (the "Proxy Statement"), all of which are included as exhibits hereto and which are incorporated herein by reference. A description

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of the capital stock of the Registrant is included in the Proxy Statement in the section entitled "Description of New MidAmerican Capital Stock," which description is incorporated herein by reference.

     Additionally, the Registrant, as of the date of the Reincorporation, has assumed the payment obligations and all other covenants required to be performed or observed by CalEnergy with respect to the $4.2 million outstanding principal amount of CalEnergy's 9-7/8% Limited Recourse Senior Secured Notes due 2003 (the "9-7/8% Limited Recourse Notes"), which were issued pursuant to the terms of an indenture dated July 21, 1995 between CalEnergy and The Bank of New York, as Trustee.

     The Registrant Common Stock and 9-7/8% Limited Recourse Notes are deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) thereunder. For purposes of Rule 12g-3(a), the Registrant is the successor issuer to CalEnergy.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

         The following exhibits are filed as part of this report:

         2.1 Agreement and Plan of Merger, dated as of August 11, 1998, among CalEnergy Company, Inc., Maverick Reincorporation Sub, Inc., MidAmerican Energy Holdings Company and MAVH Inc. (found in Annex I to the Joint Proxy Statement dated September 25, 1998 of CalEnergy, which is incorporated herein by reference).

         2.2 Agreement and Plan of Merger, dated as of March 12, 1999, between CalEnergy Company, Inc. and Maverick Reincorporation Sub, Inc.

         3.1 Amended and Restated Articles of Incorporation of the Registrant (found in Annex VI to the Joint Proxy Statement dated September 25, 1998 of CalEnergy, which is incorporated herein by reference).

         3.2 Articles of Amendment to Amended and Restated Articles of Incorporation of the Registrant.

         3.3 Amended and Restated Bylaws of the Registrant (found in Annex VII to the Joint Proxy Statement dated September 25, 1998 of CalEnergy, which is incorporated herein by reference).

         4.1 Form of Second Supplemental Indenture, to be dated as of March 12, 1999, between the Registrant and The Bank of New York, as Trustee.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MIDAMERICAN ENERGY HOLDINGS
                                             COMPANY



                                         By: /s/ Steven A. McArthur
                                             --------------------------
                                              Steven A. McArthur
                                              Senior Vice President and
                                              Secretary


Dated:  March 12, 1999





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                                  Exhibit Index
                                  -------------


Exhibit No.    Description
-----------    -----------

     1.1 Agreement and Plan of Merger, dated as of August 11, 1998, among CalEnergy Company, Inc., Maverick Reincorporation Sub, Inc., MidAmerican Energy Holdings Company and MAVH Inc. (found in Annex I to the Joint Proxy Statement dated September 25, 1998 of CalEnergy, which is incorporated herein by reference).

     2.2 Agreement and Plan of Merger, dated as of March 12, 1999, between CalEnergy Company, Inc. and Maverick Reincorporation Sub, Inc.

     3.1 Amended and Restated Articles of Incorporation of the Registrant (found in Annex VI to the Joint Proxy Statement dated September 25, 1998 of CalEnergy, which is incorporated herein by reference).

     3.2 Articles of Amendment to Amended and Restated Articles of Incorporation of the Registrant.

     3.3 Amended and Restated Bylaws of the Registrant (found in Annex VII to the Joint Proxy Statement dated September 25, 1998 of CalEnergy, which is incorporated herein by reference).

     4.1 Form of Second Supplemental Indenture, to be dated as of March 12, 1999, between the Registrant and The Bank of New York, as Trustee.